Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 3 – COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy. The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political, regulatory and social conditions in the PRC. Although the Company has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations including its organization and structure disclosed in Note 1, this may not be indicative of future results.

The Company has significant cash deposits with suppliers in order to obtain and maintain inventory. The Company’s ability to obtain products and maintain inventory at existing and new locations is dependent upon its ability to post and maintain significant cash deposits with its suppliers. In the PRC, many vendors are unwilling to extend credit terms for product sales that require cash deposits to be made. The Company does not generally receive interest on any of its supplier deposits, and such deposits are subject to loss as a result of the creditworthiness or bankruptcy of the party who holds such funds, as well as the risk from illegal acts such as conversion, fraud, theft or dishonesty associated with the third party. If these circumstances were to arise, the Company would find it difficult or impossible, due to the unpredictability of legal proceedings in China, to recover all or a portion of the amount on deposit with its suppliers.

Concentrations and Credit Risk

Certain financial instruments, which subject the Company to concentration of credit risk, consist of cash and restricted cash. The Company has cash balances at financial institutions located in Hong Kong and PRC. Balances at financial institutions in Hong Kong may, from time to time, exceed Hong Kong Deposit Protection Board’s insured limits. Since March 31, 2015, balances at financial institutions and state-owned banks within the PRC are covered by insurance up to RMB 500,000 (USD 79,600) per bank. As of March 31, 2025 and 2024, the Company had deposits totaling $18,485,246 and $3,659,348 that were covered by such limited insurance, respectively. Any balance over RMB 500,000 (USD79,600) per bank in PRC will not be covered. To date, the Company has not experienced any losses in such accounts.

For the fiscal year ended March 31, 2025, the Company had four suppliers that accounted for more than 10% of the Company’s total purchases from continuing operations, which were 14.9%, 14.3%, 10.8% and 10.1%, respectively. These suppliers are neither related to nor affiliated with us. For the fiscal year ended March 31, 2024, the Company had one supplier that accounted for more than 10% of the Company’s total purchases from continuing operations, which was 13.5%. This supplier is neither related to nor affiliated with us.

For the fiscal year ended March 31, 2025, the Company had two customers that accounted for more than 10% of the Company’s total sales from continuing operations, which were 67.1% and 18.7%, respectively. For the fiscal year ended March 31, 2024, the Company had two customers that accounted for more than 10% of the Company’s total sales from continuing operations, which were 61.7% and 24.9%, respectively.